UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1411 Broadway
16th Floor
New York, NY 10018

(Address of principal executive offices)
(646) 661-7600
(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 6, 2022, the stockholders of Ascend Wellness Holdings, Inc. (the “Company”) approved the adoption of the Company’s 2021 Stock Incentive Plan and the Company’s 2021 Employee Stock Purchase Plan. The terms of the 2021 Stock Incentive Plan and the 2021 Employee Stock Purchase Plan, copies of which are filed as Appendix A and Appendix B to the Company's Definitive Proxy Statement on Schedule 14A filed on March 28, 2022, and the descriptions of each, contained in Proposals 3 and 4 of such proxy statement, are incorporated herein by reference in their entirety.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 6, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2022 (the “Proxy Statement”): (i) to elect five (5) directors to serve on the Company’s board of directors (the “Board”) until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified (“Proposal 1”); (ii) to ratify the appointment of Macias Gini & O'Connell LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 (“Proposal 2”); (iii) to approve the adoption of the Company’s 2021 Stock Incentive Plan (“Proposal 3”); and (iv) to approve the adoption of the Company’s 2021 Employee Stock Purchase Plan (“Proposal 4”). At the Annual Meeting, the holders of 129,152,860 votes of the Company’s common stock were represented in person or by proxy, constituting a quorum.
Set forth below are the final voting results with respect to each of the proposals acted upon at the Annual Meeting, including the number of votes cast for and against (or withheld), and the number of abstentions and broker non-votes with respect to each such proposal.
Proposal 1: Election of Directors
The following five (5) nominees, unanimously recommended by the Board, each of whom were named in the Proxy Statement, were elected to serve on the Board to hold office until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based on the following votes:

Directors	FOR	WITHHELD	BROKER NON-VOTES
Abner Kurtin	118,135,070	118,906	10,898,884
Joseph Hinrichs	118,069,316	184,660	10,898,884
Emily Paxhia	118,137,817	116,159	10,898,884
Francis Perullo	118,120,054	133,922	10,898,884
Scott Swid	118,069,206	184,770	10,898,884
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2022
The appointment of Macias Gini & O'Connell LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
127,988,846	428,944	735,070	0

Proposal 3: Approval of the adoption of the Company’s 2021 Stock Incentive Plan
The adoption of the Company’s 2021 Stock Incentive Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
117,896,815	291,920	65,241	10,898,884
Proposal 4: Approval of the adoption of the Company’s 2021 Employee Stock Purchase Plan
The adoption of the Company’s 2021 Employee Stock Purchase Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
118,122,661	104,567	26,748	10,898,884

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.
May 11, 2022	/s/ Daniel Neville
Daniel Neville Chief Financial Officer (Principal Financial Officer)
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